SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2005

TREX COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14649	54-1910453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Exeter Drive Winchester, Virginia	22603-8605
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (540) 542-6300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

At the annual meeting of stockholders of Trex Company, Inc. (the “Company”) held on April 21, 2005, the Company’s stockholders approved the 2005 Stock Incentive Plan (the “Plan”). The Company’s board of directors unanimously approved the Plan on March 8, 2005, subject to stockholder approval.

The Plan amends and restates in its entirety the Trex Company, Inc. Amended and Restated 1999 Stock Option and Incentive Plan (the “1999 plan”), which was last approved by the Company’s stockholders at the annual meeting held on May 10, 2001. The Plan, which will be administered by the compensation committee of the board of directors, provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and unrestricted stock, which are referred to collectively as “awards.” Awards may be granted under the Plan to officers, directors (including non-employee directors) and other employees of the Company or any subsidiary thereof, to any adviser, consultant or other provider of services to the Company (and any employee thereof), and to any other individuals who are approved by the board of directors as eligible to participate in the Plan. Only employees of the Company or any subsidiary thereof are eligible to receive incentive stock options.

Subject to certain adjustments as provided in the Plan, the total number of shares of common stock available for issuance under the Plan is 2,150,000 shares. Under the 1999 plan, which is amended and restated by the Plan, the total number of shares of common stock available for issuance was 1,400,000 shares. Accordingly, the amendment of the 1999 plan increases the total number of shares available for issuance by 750,000 shares. The Plan contains provisions required for awards under the Plan to qualify under the exception to Section 162(m) of the Internal Revenue Code for “qualified performance-based compensation” if the requirements of the exception are otherwise satisfied.

The foregoing description of certain terms and conditions of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The Company herewith files the exhibit described below.

Exhibit Number	Description of Exhibit
10	Trex Company, Inc. 2005 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: April 27, 2005	/s/ Robert G. Matheny
Robert G. Matheny
Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit
10	Trex Company, Inc. 2005 Stock Incentive Plan.